SEVENTH AMENDMENT TO THE
                               AGL RESOURCES INC.
                     LONG-TERM STOCK INCENTIVE PLAN OF 1990


         This Seventh Amendment to the AGL Resources Inc. Long-Term Stock Incentive Plan of 1990 (the "Plan") is made and entered into this 6th day of November 1998, by AGL Resources Inc. (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company sponsors the Plan to provide incentive and to encourage proprietary interest in the Company by its key employees, officers and inside directors; and

         WHEREAS, the Company believes that it is in the best interest of the Company and its employees to amend the Plan to increase the number of shares which may be subject to the Plan; and

         WHEREAS, the Company desires to increase the number of shares available under the Plan from 3,200,000 shares to 3,520,000 shares; and

         WHEREAS, the Company desires that the maximum number of shares available for issuance with respect to incentive stock options under the Plan shall remain at 3,200,000; and

         WHEREAS, Section 10 of the Plan provides that the Company may amend the Plan at any time; and

         WHEREAS, the Board of Directors of the Company has adopted a resolution authorizing the amendment of the Plan;

         NOW, THEREFORE BE IT RESOLVED, that, effective as of November 6, 1998, the Plan hereby is amended as follows:

                                                                 1.

         Section 3 of the Plan is hereby amended by replacing the second sentence thereof with the following sentence:

                  "Subject to  readjustment in accordance with the provisions of
         Section 8, the total number of shares of Common Stock for which Stock Rights may be granted to persons participating in the Plan shall not exceed in the aggregate 3,520,000 shares of Common Stock, less any shares used as payment for SARs pursuant to Section 6(a); provided, however, that no person participating in the Plan shall be granted options and SARs with respect to more than 250,000 shares of Common Stock (as adjusted) in any fiscal year; provided, further, that ISOs may not be granted with respect to more than 3,200,000 shares of Common Stock (as adjusted)."


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                                                                 2.

         Except as specifically set forth herein, the terms of the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Seventh Amendment to the Plan to be executed by its duly authorized officer as of the date first above written.


                                AGL RESOURCES INC.


                                By:      /s/ Melanie M. Plat
                                Title:   Vice President and Corporate Secretary